UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

VIRGIN AMERICA INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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Filed by Virgin America Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Virgin America Inc.

Commission File No.: 001-36718

The following e-mail was sent by Virgin America Inc. (“Virgin America” or the “Company”) to members of the Company’s Elevate frequent flyer program beginning on April 7, 2016.

[Member]

#
points

Dear [Elevate Member],

I wanted to follow-up on the news announced earlier this week that Virgin America has agreed to be acquired by Alaska Airlines. We’ve received an outpouring of support from many of you about your love for the Virgin America brand and the flying experience, for which we are incredibly humbled and grateful. We’ve also received questions about what this means in the short and long-term for loyal flyers like you.

In particular, many flyers have questions about whether there will be an immediate impact on their Points, Status and the flying experience they’ve come to expect from Virgin America. Please know that you will not see any changes during the next several months – and potentially until the end of the year – until the merger receives regulatory and shareholder approval. Furthermore, there will likely be no significant changes to your flying experience for as many as 18 months or more while the two airlines merge into one. Until the transaction is officially approved – typically a process that can take upwards of six months – both airlines will continue to operate independently and there will be no changes to our flight schedules, the Virgin America product and guest experience, Elevate Status levels or your ability to earn and redeem points. Each airline will maintain separate websites, separate guest service teams and distinct frequent flyer programs. If you book a Virgin America flight, you will fly on Virgin America. In short, there will be no short-term changes in what you have come to expect from Virgin America’s award-winning experience.

At the point when the Virgin America Elevate program is merged into the Alaska Airlines Mileage Plan™ program, you should also know there will be no disruption to your earnings or redemptions. Your Points balance and Status level will be honored in Alaska Airline’s Mileage Plan, which has been ranked the #1 airline rewards program by U.S. News and World Report for the past two years. In addition, you will be able to use your Status levels and earned Points across a significantly expanded network – including 114 destinations in North America and 900 global destinations through Alaska Airline’s robust network of international partners. This means that you can continue to fly Virgin America and accrue Points as normal, from now until when the plans combine, and you can be confident that all your points – whether earned prior to or after the transaction announcement – will be reflected in your new or existing Alaska Mileage Plan account.

For more, you can find our latest Q&A on our website. You can also call us on 1.877.FLY.VIRGIN (877.359.8474), should you have any questions. Elevate Silver or Elevate Gold members can contact us by calling your exclusive reservation line or send an email to your dedicated email address when you log into your Elevate account.

Thank you for your loyalty and for flying with us. Together, with Alaska Airlines, our intent is to make this integration as seamless as possible and to create the premier airline for West Coast travelers. As airlines both known for our commitment to operational excellence and guest loyalty – we hope to create an even better flying experience across an expanded network.

Sincerely,

Stuart Dinnis

Director of Loyalty

Virgin America

Additional Information about the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger of Virgin America Inc. (“Virgin America”) with a wholly owned subsidiary of Alaska Air Group, Inc. (“Alaska Air Group”). Virgin America intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation

Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Virgin America intends to file with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934, as amended, about Alaska Air Group, Virgin America and the proposed merger. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations and services of Virgin America. Virgin America cautions readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Virgin America stockholder approval of the proposed merger; the possibility that the closing conditions to the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the merger or the possibility of non-consummation of the merger; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated merger may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the merger to Virgin America and its management; the effect of the announcement of the merger on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Virgin America are described in greater detail in Virgin America’s SEC filings, including Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Virgin America makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

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